UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Diebold Nixdorf, Incorporated

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903	Diebold Nixdorf, Incorporated
Important Notice Regarding the Availability
of Proxy Materials
Shareholders Meeting to be held on
May 6, 2022
For Shareholders of record as of March 08, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/DBD

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/DBD

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 26, 2022.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/DBD	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Diebold Nixdorf, Incorporated

Meeting Type:   Annual Meeting of Shareholders

Date:   Friday, May 6, 2022

Time:  8:00 AM, Eastern Time

Place: Annual Meeting to be held live via the internet - please visit

            www.proxydocs.com/DBD for more details

  You must register to attend the meeting online and/or participate at www.proxydocs.com/DBD

SEE REVERSE FOR FULL AGENDA

Diebold Nixdorf, Incorporated

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL

1.	Election of Directors
Nominees:

1.01 Arthur F. Anton

1.02 Bruce H. Besanko

1.03 Reynolds C. Bish

1.04 William A. Borden

1.05 Ellen M. Costello

1.06 Phillip R. Cox

1.07 Dr. Alexander Dibelius

1.08 Matthew Goldfarb

1.09 Gary G. Greenfield

1.10 Octavio Marquez

1.11 Kent M. Stahl

1.12 Lauren C. States

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.

3.	To approve, on an advisory basis, named executive officer compensation.

4.	To approve an amendment to the Diebold Nixdorf, Incorporated 2017 Equity and Performance Incentive Plan.